Exhibit 10.2
NONQUALIFIED STOCK OPTION AGREEMENT
FINGERHUT DIRECT MARKETING, INC.
2003 EQUITY INCENTIVE PLAN
(EXECUTIVES)
     THIS AGREEMENT, made effective as of this ___ day of ________, 20___ (the “Issue Date”) by and between Fingerhut Direct Marketing, Inc. , a Delaware corporation (the “Company”), and ________________ (“Optionee”).
WITNESSETH:
     WHEREAS, Optionee on the date hereof is a key employee or officer of the Company or one of its Affiliates; and
     WHEREAS, the Company wishes to grant a nonqualified stock option to Optionee to purchase shares of the Company’s Common Stock pursuant to the Company’s 2003 Equity Incentive Plan (the “Plan”); and
     WHEREAS, the Administrator of the Plan has authorized the grant of a nonqualified stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company’s Common Stock is $0.80 per share;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
     1. Grant of Option. The Company hereby grants to Optionee on the date set forth above (the “Date of Grant”), the right and option (the “Option”) to purchase all or portions of an aggregate of _______________________ (_______) shares of Common Stock at a per share price of $______ the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan. This Option is not intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.
     2. Duration and Exercisability.
          a. General. The term during which this Option may be exercised shall terminate on a date which is ten (10) years from the Issue Date (the “Expiration Date”), except as otherwise provided in Paragraphs 2(b) through 2(f) or Paragraph 5 below. This Option shall become exercisable as follows:
               (i) Fifty percent (50%) of the aggregate number of shares specified in Paragraph 1 shall become exercisable according to the following schedule:

Vesting Date	Percentage of Shares

12.5%

12.5%

12.5%

12.5%

               (ii) The fifty percent (50%) of the aggregate number of shares specified in Paragraph 1 shall become vested according to the following schedule if the Company has achieved at least 80% of the targeted earnings before interest and taxes (“EBIT”) established by the Company’s Board of Directors for the fiscal year ending immediately prior to the applicable vesting date:

Vesting Date	Percentage of Shares

12.5%

12.5%

12.5%

12.5%

Notwithstanding the foregoing, all of such remaining shares shall become fully vested and exercisable six (6) years after the Grant Date, whether or not the Company has achieved at least 80% of the targeted EBIT in any prior fiscal year.
               (iii) Once the Option becomes exercisable to the extent of any of the aggregate number of shares specified in Paragraph 1, Optionee may continue to exercise this Option with respect to such shares under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option’s termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.
          b. Termination of Employment (other than Termination for Cause, Retirement, Disability or Death). If Optionee’s employment with the Company or any Affiliate is terminated for any reason other than termination by the Company for “cause,” retirement, disability, or death, this Option shall completely terminate on the earliest of (i) the close of business on the twenty-four-month anniversary date of such termination of employment, (ii) ninety (90) days following the effective date of an initial public offering of the Company’s CommonStock if the Company’s Common Stock is not publicly-traded on the date of such termination of employment, or ninety (90) days following the date of such termination of employment if the Company’s Common Stock is publicly-traded on such date, and (iii) the Expiration Date of this Option stated in Paragraph 2(a) above. In such period following the termination of Optionee’s employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.
          c. Termination of Employment for Cause. If Optionee’s employment with the Company or any Affiliate is terminated for “cause,” the unexercised portion of this Option shall immediately expire, and all rights of Optionee under this Option shall be forfeited. Solely for purposes of this Paragraph 2(c), “cause” shall mean (i) Optionee being charged with a felony or convicted of any criminal misdemeanor or more serious act; (ii) any intentional and/or willful act of fraud or dishonesty by Optionee related to or connected with Optionee’s employment by the Company or any of its Affiliates; (iii) the willful and/or continued failure, neglect or refusal by Optionee to perform his or her employment duties with the Company or any of its Affiliates, (iv) a material violation of the Company’s or an Affiliate’s policies or codes of conduct; or (v) the willful and/or material breach by Optionee of any agreement between Optionee and the Company or any of its Affiliates, including but not limited to an employment agreement or a noncompetition agreement.
          d. Retirement. If Optionee’s employment with the Company or any Affiliate terminates because of retirement, this Option shall terminate on the earliest of (i) the close of business on the twenty-four-month anniversary date of such termination of employment, (ii) ninety (90) days following the effective date of an initial public offering of the Company’s Common Stock, and (iii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Optionee’s employment, this Option shall be fully exercisable to the extent of 100% of the aggregate number of shares specified in Paragraph 1, minus any shares previously purchased. If Optionee does not exercise the Option within the time specified in this Paragraph 2(d), all rights of Optionee under this Option shall be forfeited. Solely for purposes of this Paragraph 2(d), “retirement” means termination on or after attaining age 65 and completing at least ten (10) years of service with the Company or any Affiliate.
          e. Disability. If Optionee’s employment terminates because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall terminate on the earliest of (i) the close of business on the twenty-four-month anniversary date of such termination of employment, (ii) ninety (90) days following the effective date of an initial public offering of the Company’s Common Stock, and (iii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Optionee’s employment, this Option shall be fully exercisable to the extent of 100% of the aggregate number of shares specified in Paragraph 1, minus any shares previously purchased. If Optionee does not exercise the Option within the time specified in this Paragraph 2(e), all rights of Optionee under this Option shall be forfeited.
          f. Death. In the event of Optionee’s death, this Option shall terminate on the earliest of (i) the close of business on the twenty-four-month anniversary date of such termination of employment, (ii) ninety (90) days following the effective date of an initial public offering of the Company’s Common Stock, and (iii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Optionee’s death, this Option shall be exercisable by the person or persons to whom Optionee’s rights under this Option shall have passed by Optionee’s will or by the laws of descent and distribution to the extent of 100% of the aggregate number of shares specified in Paragraph 1, minus any shares previously purchased. If such person or persons do not exercise this Option within the time specified in this Paragraph 2(f), all rights under this Option shall be forfeited.
3. Manner of Exercise.
          a. General. The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.
          b. Form of Payment. Subject to approval by the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or mature, previously-acquired shares of Common Stock of the Company, broker-assisted exercise, or any combination thereof; provided, however, that Optionee shall not be permitted to pay the option price in the form of a broker-assisted exercise or in the form of mature, previously-acquired shares of Common Stock until after the effective date of an initial public offering of the Company’s Common Stock; and provided, further, that Optionee shall not be permitted to pay the option price in the form of a broker-assisted exercise or in the form of mature, previously-acquired shares of Common Stock if payment in such form will cause the Company to recognize a compensation expense under generally accepted accounting principles. Any stock tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, “mature, previously-acquired shares of Common Stock” and “broker-assisted exercise” shall have the meaning set forth in Section 8 of the Plan. The Administrator may, in its discretion, permit Optionee to tender such mature, previously-acquired shares through the actual delivery of such shares or through attestation of ownership on such forms as the Administrator may prescribe.
          c. Stock Transfer Records. As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.
4. Miscellaneous.
          a. Employment-at-Will; Rights as Shareholder. This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate such employment. Optionee’s employment relationship with the Company and its Affiliates shall be employment-at-will, and nothing in this Agreement shall be construed as creating an employment contract for any specified term between Optionee and the Company or any Affiliate. Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12 of the Plan.
          b. Securities Law Compliance. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.
          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Common Stock of the Company (through merger, consolidation, exchange, reorganization, divestiture (including a spinoff), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee’s rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such “anti-dilution” rights under the Option with respect to such events, but shall not have “preemptive” rights).
          d. Shares Reserved. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.
          e. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to the Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.
          f. Nontransferability. During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee’s guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

          g. 2003 Equity Incentive Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.
          h. Lockup Period Limitation. Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).
          i. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and it is determined that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, and such determination is affirmed by the Board of Directors, unless the Board of Directors determines otherwise, (i) the exercisability of this Option and the date on which this Option must be exercised shall be accelerated, provided that the Company agrees to give Optionee 15 days’ prior written notice of such acceleration, and (ii) any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering shall be canceled. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.
          J. Accounting Compliance. Optionee agrees that, if a merger, reorganization, liquidation or other “transaction” as defined in Section 12 of the Plan occurs, and Optionee is an “affiliate” of the Company or any Affiliate (as defined in applicable legal and accounting principles) at the time of such transaction, Optionee will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.
          k. Right of First Refusal.
               (i) Notice to Company. Optionee shall not sell, assign, give, bequest or otherwise transfer or dispose of any shares of Common Stock acquired through the exercise of this Option without first giving written notice to the Company of Optionee’s intent to sell, transfer or otherwise dispose of such Stock. Such notice shall specify the number of shares of Common Stock Optionee intends to sell or transfer. The Company shall have the right to repurchase all or any portion of such Stock at any time within thirty (30) days after the date it receives such notice of sale at a price determined pursuant to Paragraph 4(k)(iii) below.

               (ii) Exercise of Right.
                    A. The Company shall notify Optionee, in writing, of its exercise of its right to repurchase all or a portion of the Stock specified in Optionee’s notice of sale or other transfer. Such notice shall be signed by a member of the Board.
                    B. The Company’s election to exercise its right to repurchase all or a portion of the Stock specified in Optionee’s notice shall be approved by a majority vote of the Board, or by written resolution of all members of the Board entitled to participate in such action, provided that the Board may authorize a standing order electing to repurchase all shares tendered during a stipulated time period. In no event shall Optionee participate in the Company’s election to exercise its right to repurchase Optionee’s Stock in an individually authorized transaction if he is a member of the Board.
                    C. As promptly as practicable after the Company’s exercise of its right to repurchase all or a portion of the Stock specified in the Optionee’s notice, the Company shall deliver to Optionee a lump-sum cash payment equal to the purchase price determined under Paragraph 4(k)(iii) below, and Optionee shall deliver the stock certificates representing such Stock, properly endorsed for transfer in blank, to the Company for cancellation.
                    D. If the Board notifies Optionee, in writing, that the Company will not exercise its right to repurchase all or any portion of the Stock specified in Optionee’s notice, or if the Board fails to exercise the Company’s right to repurchase such Stock during the thirty-day period described above, the Company’s right to repurchase such Stock will lapse and Optionee shall have the right to sell or transfer the Stock specified in Optionee’s notice for a period of sixty (60) days thereafter, subject to any restrictions imposed by applicable securities laws. If Optionee does not sell or transfer such stock within this sixty-day period, all of the provisions of this Paragraph 4(k) shall again apply.
                    E. If the Board notifies Optionee, in writing, that the Company will not exercise its right to repurchase all or any portion of the stock specified in Optionee’s notice, or if the Board fails to exercise the Company’s right to repurchase such stock during the thirty-day period described above, and all or any portion of such stock is subsequently sold or otherwise transferred, the restrictions contained in this Paragraph 4(k) shall not apply to the stock so transferred.
               (iii) Purchase Price for Stock. If the Company exercises its right to repurchase all or any portion of the Stock specified in Optionee’s notice, the Company shall pay Optionee an amount equal to the greater of: (A) the price offered in the proposed transaction giving rise to such right of repurchase, and (B) the Fair Market Value of the Company’s Common Stock, as defined in the Plan, as of the date the Company received Optionee’s notice of sale or other transfer.
               (iv) Investor Required Agreements. If in connection with the consummation of an equity financing by the Company other than a public offering by the Company, the equity investor or investors require as a condition to their making an investment in the Company that one or more groups of optionees, with respect to shares of stock that may be owned by Optionee, enter into buy-sell, voting, co-sale, right of first refusal or other agreements with the Company and/or such investor or investors, and if the Optionee is a member of such group or groups of optionees, upon written request of the Company, the Optionee agrees to enter into such agreement or agreements, provided, however, that, without Optionee’s consent, which consent shall not be unreasonably withheld, any rights of first refusal or other call options on Optionee’s shares shall not be a price materially lower than the price that would apply under Paragraph 4(k)(iii) above.
               (iv) Initial Public Offering. The provisions of this Paragraph 4(k) shall no longer apply on the effective date of an initial public offering of the Company’s Common Stock.
          1. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(k) of this Agreement; provided, however, that failure to so endorse any of such certificates shall not render invalid or inapplicable Paragraph 4(k).
          m. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company, its Affiliates and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.
5. Change of Control.
          a. No Acceleration. The exercisability of this Option shall not accelerate upon a Change of Control of the Company if (i) Optionee’s employment continues with the surviving entity immediately following such Change of Control, (ii) the surviving entity assumes this Option or replaces this Option with an option for an equivalent number of such entity’s voting securities and substantially similar terms, including but not limited to the vesting period set forth in Paragraph 2 and a ratio of exercise price to fair market value that is equivalent to such ratio under this Option immediately prior to such Change of Control, and (iii) the surviving entity agrees that the Optionee’s vesting under this option or such replacement option, as the case may be, will accelerate if the Optionee’s employment is terminated by the surviving entity without cause within twenty-four (24) months after the Change of Control.
          b. Acceleration. Notwithstanding anything in the Plan or this Agreement to the contrary, if connection with a Change of Control, the terms of Paragraph 5(a)(i), (ii) and (iii) are not met, then this Option shall become immediately exercisable upon such Change of Control to the extent of 100% of the aggregate number of shares specified in Paragraph 1, minus any shares or securities previously purchased by Optionee, and shall remain exercisable until the earliest of (i) the close of business on the twenty-four-month anniversary date of such termination of employment, (ii) the expiration date stated in Paragraph 2(a) above, and (iii) the date determined by the Board in connection with the terms of the Plan (including, without limitation, upon consummation of the Change of Control, if so determined by the Board). If Optionee does not exercise this Option or the replacement option, as the case may be, within the time specified in this Paragraph 5(b), all rights of Optionee under this Option or the replacement option shall be forfeited.
          c. Defined. For purposes of this Paragraph 5, a “Change of Control” means:
               i. The consummation of any merger, consolidation, exchange, or reorganization to which the Company is a party if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such transaction have, immediately following the effective date of such transaction, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than twenty percent (20%) of the total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;
               ii. A liquidation of the Company.
               iii. A sale, lease or other transfer of all or substantially all of the assets of the Company to any person or entity which is not an Affiliate of the Company; or
               iv. The acquisition, without prior approval by resolution adopted by the Board, of direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Corporation representing, in the aggregate, eighty percent (80%) or more of the total combined voting power of all classes of the Company’s then-issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert; provided, however, that a change of control will not be deemed to occur if such acquisition is initiated by Optionee or an entity in which Optionee owns eighty percent (80%) or more of the total combined voting power of all classes of such entity’s securities, or if Optionee or such entity is a member of the group of associated persons or entities acting in concert.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

FINGERHUT DIRECT MARKETING, INC.
By:
Its:

Optionee

INCENTIVE STOCK OPTION AGREEMENT
FINGERHUT DIRECT MARKETING, INC.
2003 EQUITY INCENTIVE PLAN
(NON-EXECUTIVE)
     THIS AGREEMENT, made effective as of this ____ day of _____________, ______,(the “Issue Date”) by and between Fingerhut Direct Marketing, Inc. , a Delaware corporation (the “Company”), and ______________________ (“Optionee”).
W I T N E S S E T H:
     WHEREAS, Optionee on the date hereof is an employee or officer of the Company or one of its Affiliates; and
     WHEREAS, the Company wishes to grant an incentive stock option to Optionee to purchase shares of the Company’s Common Stock pursuant to the Company’s 2003 Equity Incentive Plan (the “Plan”); and
     WHEREAS, the Administrator of the Plan has authorized the grant of an incentive stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company’s Common Stock is $0.80 per share;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
     1. Grant of Option. The Company hereby grants to Optionee on the date set forth above (the “Date of Grant”), the right and option (the “Option”) to purchase all or portions of an aggregate of______________ (               ) shares of Common Stock at a per share price of $0.80 the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan. This Option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, to the extent permitted under Code Section 422(d).
     2. Duration and Exercisability.
          a. General. The term during which this Option may be exercised shall terminate on a date which is ten (10) years from the Issue Date (the “Expiration Date”),, 2013, except as otherwise provided in Paragraphs 2(b) through 2(e) below. This Option shall become exercisable according to the following schedule:

Vesting Date	Percentage of Shares
12.5%

12.5%

12.5%

12.5%

Once the Option becomes exercisable to the extent of any of the aggregate number of shares specified in Paragraph 1, Optionee may continue to exercise this Option with respect to such shares under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option’s termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.
          b. Termination of Employment (other than Termination for Cause, Disability or Death). If Optionee’s employment with the Company or any Affiliate is terminated for any reason other than termination by the Company for “cause,” disability, or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Optionee’s employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.
          c. Termination of Employment for Cause. If Optionee’s employment with the Company or any Affiliate is terminated for “cause,” the unexercised portion of this Option shall immediately expire, and all rights of Optionee under this Option shall be forfeited. Solely for purposes of this Paragraph 2(c), “cause” shall mean (i) Optionee being charged with a felony or convicted of any criminal misdemeanor or more serious act; (ii) any intentional and/or willful act of fraud or dishonesty by Optionee related to or connected with Optionee’s employment by the Company or any of its Affiliates; (iii) the willful and/or continued failure, neglect or refusal by Optionee to perform his or her employment duties with the Company or any of its Affiliates, (iv) a material violation of the Company’s or an Affiliate’s policies or codes of conduct; or (v) the willful and/or material breach by Optionee of any agreement between Optionee and the Company or any of its Affiliates, including but not limited to an employment agreement or a noncompetition agreement.
          d. Disability. If Optionee’s employment terminates because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Optionee’s employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(d), all rights of Optionee under this Option shall be forfeited.
          e. Death. In the event of Optionee’s death, this Option shall terminate on the earliest of (i) the close of business on the twelve-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Optionee’s death, this Option shall be exercisable by the person or persons to whom Optionee’s rights under this Option shall have passed by Optionee’s will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon the date of Optionee’s death, or if such person or persons do not exercise this Option within the time specified in this Paragraph 2(e), all rights under this Option shall be forfeited.
     3. Manner of Exercise.
          a. General. The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.
          b. Form of Payment. Subject to approval by the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or mature, previously-acquired shares of Common Stock of the Company, broker-assisted exercise, or any combination thereof; provided, however, that Optionee shall not be permitted to pay the option price in the form of a broker-assisted exercise or in the form of mature, previously-acquired shares of Common Stock until after the effective date of an initial public offering of the Company’s Common Stock; and provided, further, that Optionee shall not be permitted to pay the option price in the form of a broker-assisted exercise or in the form of mature, previously-acquired shares of Common Stock if payment in such form will cause the Company to recognize a compensation expense under generally accepted accounting principles. Any stock tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, “mature, previously-acquired shares of Common Stock” and “broker-assisted exercise” shall have the meaning set forth in Section 8 of the Plan. The Administrator may, in its discretion, permit Optionee to tender such mature, previously-acquired shares through the actual delivery of such shares or through attestation of ownership on such forms as the Administrator may prescribe.

          c. Stock Transfer Records. As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.
     4. Miscellaneous.
          a. Employment-at-Will; Rights as Shareholder. This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate such employment. Optionee’s employment relationship with the Company and its Affiliates shall be employment-at-will, and nothing in this Agreement shall be construed as creating an employment contract for any specified term between Optionee and the Company or any Affiliate. Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12 of the Plan.
          b. Securities Law Compliance. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.
          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Common Stock of the Company (through merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee’s rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such “anti-dilution” rights under the Option with respect to such events, but shall not have “preemptive” rights).
          d. Shares Reserved. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          e. Withholding Taxes on Disqualifying Disposition. In the event of a disqualifying disposition of the shares acquired through the exercise of this Option, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition, the Company may take such action as it deems appropriate to insure that, if necessary to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Optionee may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company’s Common Stock having a fair market value equal to such obligations.
          f. Nontransferability. During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee’s guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.
          g. 2003 Equity Incentive Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.
          h. Lockup Period Limitation. Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).
          i. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines, in its sole discretion, that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall (i) accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days’ prior written notice of such acceleration, and (ii) cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

          j. Accounting Compliance. Optionee agrees that, if a merger, reorganization, liquidation or other “transaction” as defined in Section 12 of the Plan occurs and Optionee is an “affiliate” of the Company or any Affiliate (as defined in applicable legal and accounting principles) at the time of such transaction, Optionee will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.
          k. Right of First Refusal.
               (i) Notice to Company. Optionee shall not sell, assign, give, bequest or otherwise transfer or dispose of any shares of Common Stock acquired through the exercise of this Option without first giving written notice to the Company of Optionee’s intent to sell, transfer or otherwise dispose of such Stock. Such notice shall specify the number of shares of Common Stock Optionee intends to sell or transfer. The Company shall have the right to repurchase all or any portion of such Stock at any time within thirty (30) days after the date it receives such notice of sale at a price determined pursuant to Paragraph 4(k)(iii) below.
               (ii) Exercise of Right.
                    A. The Company shall notify Optionee, in writing, of the Company’s exercise of its right to repurchase all or a portion of the Stock specified in Optionee’s notice of sale or other transfer. Such notice shall be signed by a member of the Board.
                    B. The Company’s election to exercise its right to repurchase all or a portion of the Stock specified in Optionee’s notice shall be approved by a majority vote of the Board, or by written resolution of all members of the Board entitled to participate in such action, provided that the Board may authorize a standing order electing to repurchase all shares tendered during a stipulated time period. In no event shall Optionee participate in the Company’s election to exercise its right to repurchase Optionee’s Stock in an individually authorized transaction if he is a member of the Board.
                    C. As promptly as practicable after the Company’s exercise of its right to repurchase all or a portion of the Stock specified in the Optionee’s notice, the Company shall deliver to Optionee a lump-sum cash payment equal to the purchase price determined under Paragraph 4(k)(iii) below, and Optionee shall deliver the stock certificates representing such Stock, properly endorsed for transfer in blank, to the Company for cancellation.
                    D. If the Board notifies Optionee, in writing, that the Company will not exercise its right to repurchase all or any portion of the Stock specified in Optionee’s notice, or if the Board fails to exercise the Company’s right to repurchase such Stock during the thirty-day period described above, the Company’s right to repurchase such Stock will lapse and Optionee shall have the right to sell or transfer the Stock specified in Optionee’s notice for a period of sixty (60) days thereafter, subject to any restrictions imposed by applicable securities laws. If Optionee does not sell or transfer such Stock within this sixty-day period, all of the provisions of this Paragraph 4(k) shall again apply.
                    E. If the Board notifies Optionee, in writing, that the Company will not exercise its right to repurchase all or any portion of the Stock specified in Optionee’s notice, or if the Board fails to exercise the Company’s right to repurchase such Stock during the thirty-day period described above, and all or any portion of such Stock is subsequently sold or otherwise transferred, the restrictions contained in this Paragraph 4(k) shall not apply to the Stock so transferred.
               (iii) Purchase Price for Stock. If the Company exercises its right to repurchase all or any portion of the Stock specified in Optionee’s notice, the Company shall pay Optionee an amount equal to the greater of: (A) the price offered in the proposed transaction giving rise to such right of repurchase, and (B) the Fair Market Value of the Company’s Common Stock, as defined in the Plan, as of the date the Company received Optionee’s notice of sale or other transfer.
               (iv) Investor Required Agreements. If in connection with the consummation of an equity financing by the Company other than a public offering by the Company, the equity investor or investors require as a condition to their making an investment in the Company that one or more groups of optionees, with respect to shares of stock that may be owned by Optionee, enter into buy-sell, voting, co-sale, right of first refusal or other agreements with the Company and/or such investor or investors, and if the Optionee is a member of such group or groups of optionees, upon written request of the Company, the Optionee agrees to enter into such agreement or agreements, provided, however, that, without Optionee’s consent, which consent shall not be unreasonably withheld, any rights of first refusal or other call options on Optionee’s shares shall not be a price materially lower than the price that would apply under Paragraph 4(k)(iii) above.
               (v) Initial Public Offering. The provisions of this Paragraph 4(k) shall no longer apply on the effective date of an initial public offering of the Company’s Common Stock.
          l. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(k) of this Agreement; provided, however, that failure to so endorse any of such certificates shall not render invalid or inapplicable Paragraph 4(k).
          m. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company, its Affiliates and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

FINGERHUT DIRECT MARKETING, INC.
By:
Its:

Optionee

17

RESTRICTED STOCK AGREEMENT
FINGERHUT DIRECT MARKETING, INC.
2003 EQUITY INCENTIVE PLAN
(CEO)
     THIS AGREEMENT is made effective as of this ________ day of ______ 20__ (the “Grant Date”), by and between Fingerhut Direct Marketing, Inc., a Delaware corporation (the “Company”), and ________________ (the “Participant”).
WITNESSETH:
     WHEREAS, the Participant is, on the date hereof, a key employee, officer, director of or a consultant or advisor to of the Company or of a subsidiary of the Company; and
     WHEREAS, the Company wishes to grant a restricted stock award to the Participant for shares of the Company’s Common Stock pursuant to the Company’s 2003 Equity Incentive Plan (the “Plan”); and
     WHEREAS, the Administrator of the Plan has authorized the grant of a restricted stock award to the Participant;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
     1. Grant of Restricted Stock Award. The. Company hereby grants to the Participant on the date set forth above a`-restricted stock award (the “Award”) for __________________________ (_______) shares of Common Simi on the terms and conditions set forth herein, which shares are subject to adjustment pursuant to Section 12 of the Plan. The Company shall cause to be issued one or more stock certificates representing such shares of Common Stock in the Participant’s name, and shall hold each such certificate until such time as the risk of forfeiture and other transfer restrictions set forth in this Agreement have lapsed with respect to the shares represented by the certificate. The Company may also place a legend on such certificates describing the risks of forfeiture and other transfer restrictions set forth in this Agreement providing for the cancellation of such certificates if the shares of Common Stock are forfeited as provided in Section 2 below. Until such risks of forfeiture have lapsed or ihe shares subject to this Award have been forfeited pursuant to Section 2 below, the Participant shall be entitled to vote the shares represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.
     2. Vesting of Restricted Stock. The shares of Stock subject to this Award shall remain forfeitable until the risks of forfeiture lapse according to the following vesting schedule.
          a. Sixty-two and one-half percent (62.5%) of the aggregate number of shares specified in Paragraph 1 shall become non-forfeitable and vested according to the following schedule:

Vesting Date	Percentage of Shares

          b. The remaining thirty-seven and one-half percent (37.5%) of the aggregate number of shares specified in Paragraph 1 shall become non-forfeitable and vested according to the following schedule if the Company has achieved at least 80% of the targeted earnings before interest and taxes (“EBIT”) established by the Company’s Board of Directors for the fiscal year ending immediately prior to the applicable vesting date:

Vesting Date	Percentage of Shares

          a. If the Participant’s employment with the Company (or a subsidiary of the Company) ceases at any time prior to a Vesting Date for any reason other than death or disability, the Participant shall immediately forfeit all shares of Stock subject to this Award which have not yet vested and for which the risks of forfeiture have not lapsed.
          b. If the Participant’s employment with the Company (or a subsidiary of the Company) ceases at any time prior to a Vesting Date due to the Participant’s death or disability (as defined in Internal Revenue Code Section 22(e), or any successor provision), the Participant shall immediately forfeit all shares of Stock subject to this Award which have not yet vested and for which the risks of forfeiture have not lapsed.
     3. General Provisions.
          a. Employment. This Agreement shall not confer on the Participant any right with respect to continuance of employment or other relationship by the Company, nor will it interfere in any way with the right of the Company to terminate such employment or relationship. The Participant’s employment relationship with the Company and its Affiliates shall be employment-at-will, and nothing in this Agreement shall be construed as creating an employment contract for any specified term between the Participant and the Company or any Affiliate.
          b. Securities Law Compliance. The Participant shall not transfer or otherwise dispose of the shares of Stock received pursuant to this Award until such time as counsel to the Company shall have determined that such transfer or other disposition will not violate any state or federal securities or other laws. The Participant may be required by the Company, as a condition of the effectiveness of this Award, to agree in writing that all Stock subject to this Award shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for the Participant’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect, and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.
          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the shares of Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend, or otherwise) shall result in an adjustment, reduction, or enlargement, as appropriate, in the number of shares subject to this Award. Any additional shares that are credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.
          d. Shares Reserved. The Company shall at all times during the term of this Award reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.
          e. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to the Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law prior to the transfer of any certificates for the shares of Stock subject to this Award. The Participant may, subject to the approval and discretion of the Administrator, or such other administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company’s Common Stock having a fair market value, as of the date the amount of tax to be withheld is determined under applicable tax law, equal to such obligations.
          f. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and of the Participant and any successor or successors of the Participant.
          g. 2003 Equity Incentive Plan. The Award evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to the Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. All defined terms of the Plan shall have the same meaning when used in this Agreement. The Plan governs this Award and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.
          h. Lockup Period Limitation. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).
          i. Nontransferability. During the lifetime of the Participant, all the shares of Stock subject to this Award which are subject to the risk of forfeiture shall not be assignable or transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. All shares of Stock subject to this Award which are no longer subject to the risks of forfeiture and which have vested shall be transferable, subject to the terms of Paragraph 3(j).
          j. Right of First Refusal.
               (i) Notice to Company. Participant shall not sell, assign, give, bequest or otherwise transfer or dispose of any shares of Common Stock acquired through the exercise of this Option without first giving written notice to the Company of Participant’s intent to sell, transfer or otherwise dispose of such Stock. Such notice shall specify the number of shares of Common Stock Participant intends to sell or transfer. The Company shall have the right to repurchase all or any portion of such Stock at any time within thirty (30) days after the date it receives such notice of sale at a price determined pursuant to Paragraph 3(j)(iii) below.
               (ii) Exercise of Right.
                    A. The Company shall notify Participant, in writing, of its exercise of its right to repurchase all or a portion of the Stock specified in Participant’s notice of sale or other transfer. Such notice shall be signed by a member of the Board.
                    B. The Company’s election to exercise its right to repurchase all or a portion of the Stock specified in Participant’s notice shall be approved by a majority vote of the Board, or by written resolution of all members of the Board entitled to participate in such action, provided that the Board may authorize a standing order electing to repurchase all shares tendered during a stipulated time period. In no event shall Participant participate in the Company’s election to exercise its right to repurchase Participant’s Stock in an individually authorized transaction if he is a member of the Board.
                    C. As promptly as practicable after the Company’s exercise of its right to repurchase all or a portion of the Stock specified in the Participant’s notice, the Company shall deliver to Participant a lump-sum cash payment equal to the purchase price determined under Paragraph 4(k)(iii) below, and Participant shall deliver the stock certificates representing such Stock, properly endorsed for transfer in blank, to the Company for cancellation.
                    D. If the Board notifies Participant, in writing, that the Company will not exercise its right to repurchase all or any portion of the Stock specified in Participant’s notice, or if the Board fails to exercise the Company’s right to repurchase such Stock during the thirty-day period described above, the Company’s right to repurchase such Stock will lapse and Participant shall have the right to sell or transfer the Stock specified in Participant’s notice for a period of sixty (60) days thereafter, subject to any restrictions imposed by applicable securities laws. If Participant does not sell or transfer such stock within this sixty-day period, all of the provisions of this Paragraph 4(k) shall again apply.
                    E. If the Board notifies Participant, in writing, that the Company will not exercise its right to repurchase all or any portion of the stock specified in Participant’s notice, or if the Board fails to exercise the Company’s right to repurchase such stock during the thirty-day period described above, and all or any portion of such stock is subsequently sold or otherwise transferred, the restrictions contained in this Paragraph 4(k) shall not apply to the stock so transferred.
               (iii) Purchase Price for Stock. If the Company exercises its right to repurchase all or any portion of the Stock specified in Participant’s notice, the Company shall pay Participant an amount equal to the greater of: (A) the price offered in the proposed transaction giving rise to such right of repurchase, and (B) the Fair Market Value of the Company’s Common Stock, as defined in the Plan, as of the date the Company received Participant’s notice of sale or other transfer.
               (iv) Investor Required Agreements. If in connection with the consummation of an equity financing by the Company other than a public offering by the Company, the equity investor or investors require as a condition to their making an investment in the Company that one or more groups of Participants, with respect to shares of stock that may be owned by Participant, enter into buy-sell, voting, co-sale, right of first refusal or other agreements with the Company and/or such investor or investors, and if the Participant is a member of such group or groups of Participants, upon written request of the Company, the Participant agrees to enter into such agreement or agreements, provided, however, that, without Participant’s consent, which consent shall not be unreasonably withheld, any rights of first refusal or other call options on Participant’s shares shall not be a price materially lower than the price that would apply under Paragraph 4(k)(iii) above.
               (v) Initial Public Offering. The provisions of this Paragraph 3(j) shall no longer apply on the effective date of an initial public offering of the Company’s Common Stock.
          k. Stock Letend. The Administrator may require that the certificates for any shares of Stock subject to this Award shall bear an appropriate legend to reflect the restrictions of Paragraphs 1 and 3(j) of this Agreement; provided, however, that failure to so endorse any of such certificates shall not render invalid or inapplicable such restrictions.
4. Change of Control.
          a. No Acceleration. The risks of forfeiture and vesting of the shares of Stock subject to this Award shall not lapse or accelerate upon a Change of Control of the Company4f(i) Participant’s employment continues with,* surviving entity immediately following such Change of Control, (ii) the surviving entity assumes this Agreement or replaces this-Agreement with an with respect to an equivalent number of such entity’s voting securities•and substantially. siMilar terms, including but not limited to the N: esting period set forth in Paragraph 2, and (iii) the surviving entity agrees that thePartiCipant’S risks of forfeiture and vesting under this Agreement or such replacement Agreement, as the case May be, will lapse and accelerate if theParticipant’s employment is terminated by the surviving entity without cause within twenty-four (24) months after the Change of Control.
          b. Acceleration. Notwithstanding anything in the Plan or this Agreement to the contrary, if connection with a Change of Control, the terms of Paragraph 4(a)(i), (ii) and (iii) are not met, then the shares of Stock subject to this Award shall immediately become fully vested and no longer subject to the risk of forfeiture upon such Change of Control.
          c. Defined. For purposes of this Paragraph 5, a “Change of Control” means:
               i. The consummation of any merger, consolidation, exchange, or reorganization to which the Company is a party if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such transaction have, immediately following the effective date of such transaction, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than twenty percent (20%) of the total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;
               ii. A liquidation of the Company.
               iii. A sale, lease or other transfer of all or substantially all of the assets of the Company to any person or entity which is not an Affiliate of the Company; or
               iv. The acquisition, without prior approval by resolution adopted by the Board, of direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Corporation representing, in the aggregate, eighty percent (80%) or more of the total combined voting power of all classes of the Company’s then-issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert; provided, however, that a change of control will not be deemed to occur if such acquisition is initiated by Participant or an entity in which Participant owns eighty percent (80%) or more of the total combined voting power of all classes of such entity’s securities, or if Participant or such entity is a member of the group of associated persons or entities acting in concert.

     ACCORDINGLY, the parties hereto have caused this Agreement to be executed on the day and year first above written.

FINGERHUT DIRECT MARKETING, INC.
By:
Its:

______________, Participant

RESTRICTED STOCK AGREEMENT
FINGERHUT DIRECT MARKETING, INC.
2003 EQUITY INCENTIVE PLAN
(EXECUTIVES)
     THIS AGREEMENT, made effective as of this __________ day of __________, ____, by and between Fingerhut Direct Marketing, Inc., a Delaware corporation (the “Company”), and _________________________ (“Participant”).
     W I T N E S S E T H:
     WHEREAS, the Participant on the date hereof is a key employee or officer of the Company; and
     WHEREAS, the Company wishes to grant a restricted stock award to Participant for shares of the Company’s Common Stock pursuant to the Company’s 2003 Equity Incentive Plan (the “Plan”); and
     WHEREAS, the Administrator of the Plan has authorized the grant of a restricted stock award to the Participant;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
     1. Grant of Restricted Stock Award. The Company hereby grants to Participant on the date set forth above a restricted stock award (the “Award”) for _____________________ ( ____ ) shares of Common Stock (the “Stock”) on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in this Agreement and providing for the cancellation and return of such certificate if such shares of Common Stock are forfeited as provided in Section 2 below. Until such risks of forfeiture have lapsed or the shares subject to this Award have been forfeited pursuant to Section 2 below, the Participant shall be entitled to vote the shares represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.
     2. Vesting of Restricted Stock.
     a. The shares of Stock subject to this Award shall remain forfeitable until the vesting dates set forth below:

Vesting Date	Number of Shares
_____________
_____________
_____________
_____________
If the Participant’s employment with the Company is terminated for any reason, including the Participant’s voluntary resignation or retirement but excluding termination by the Company without “cause,” at any time prior to the vesting date for the Award, the Participant shall immediately forfeit all shares of Stock subject to this Award. If the Participant’s employment is terminated by the Company without “cause” prior to the vesting date for this Award, all risks of forfeiture on the shares of Stock subject to this Award shall immediately lapse.
     b. Solely for purposes of this Paragraph 2(b), “cause” shall mean (i) Participant charged with a felony or convicted of any criminal misdemeanor or more serious act; (ii) any intentional and/or willful act of fraud or dishonesty by Participant related to or connected with Participant’s employment by the Company or any of its Affiliates; (iii) the willful and/or continued failure, neglect or refusal by Participant to perform his or her employment duties with the Company or any of its Affiliates, (iv) a material violation of the Participant’s or an Affiliate’s policies or codes of conduct; or (v) the willful and/or material breach by Participant of any agreement between Participant and the Company or any of its Affiliates, including but not limited to an employment agreement or a noncompetition agreement.
     3. Miscellaneous.
          a. Employment-at-Will. This Agreement shall not confer on Participant any right with respect to continuance of employment by the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate such employment. Participant’s employment relationship with the Company and its Affiliates shall be employment-at-will, and nothing in this Agreement shall be construed as creating an employment contract for any specified term between Participant and the Company or any Affiliate.
          b. Securities Law Compliance. Participant shall not transfer or otherwise dispose of the shares of Stock received pursuant to this Agreement until such time as counsel to the Company shall have determined that such transfer or other disposition will not violate any state or federal securities laws. The Participant may be required by the Company, as a condition of the effectiveness of this restricted stock award, to agree in writing that all Stock subject to this Agreement shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for Participant’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.
          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Common Stock of the

Company (through merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant’s rights with respect to the shares of Stock subject to this Agreement.
          d. Shares Reserved. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.
          e. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to the Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.
          f. 2003 Equity Incentive Plan. The Award evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Agreement. Except with respect to the lockup provisions contained in Section 3.3 of Exhibit A, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern.
          g. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines, in its sole discretion, that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall accelerate the vesting of this restricted stock award, provided that the Company gives Participant 15 days’ prior written notice of such acceleration. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.
          h. Accounting Compliance. Participant agrees that, if a merger, reorganization, liquidation or other “transaction” as defined in Section 12 of the Plan occurs, and Participant is an “affiliate” of the Company or any Affiliate (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.
          i. Additional Transfer Restrictions. Exhibit A attached hereto sets forth additional transfer restrictions applicable to the shares of Stock issued or issuable to Participant under this Agreement. Such Exhibit may be amended from time-to-time in the manner set forth therein.

          j. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(g) through 4(i) of this Agreement; provided, however, that failure to so endorse any of such certificates shall not render invalid or inapplicable Paragraph 4(i).
          k. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company, its Affiliates and its successors and assigns and Participant and any successor or successors of Participant permitted by this Agreement.
          l. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys’ fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.
     5. Change of Control. Notwithstanding anything in the Plan or this Agreement to the contrary, in the event of a “change of control,” all risks of forfeiture on the shares of Stock subject to this Award shall immediately lapse unless (i) Participant’s employment continues with the surviving entity, and (ii) the surviving entity assumes this Award or replaces this Award with a restricted stock award for an equivalent number of such entity’s voting securities and substantially similar terms, including but not limited to the vesting period set forth in Paragraph 2. If Participant’s employment with the Company or any Affiliate is terminated in connection with the change of control, or if Participant’s employment with the surviving entity is terminated without “cause” (as defined in Paragraph 2(b) above) within eighteen (18) months following the date of the change of control, all risks of forfeiture on the shares of Stock subject to this Award, or the replacement award, as the case may be, shall immediately lapse.
          For purposes of this Paragraph 5, a “change of control” means:

               a The consummation of any merger, consolidation, exchange, or reorganization to which the Company is a party if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such transaction have, immediately following the effective date of such transaction, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than twenty percent (20%) of the total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;
               b. The shareholders of the Company approve any plan or proposal for the liquidation of the Company;
               c. A sale, lease or other transfer of all or substantially all of the assets of the Company to any person or entity which is not an Affiliate of the Company; or
               d. The acquisition, without prior approval by resolution adopted by the Board, of direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Corporation representing, in the aggregate, eighty percent (80%) or more of the total combined voting power of all classes of the Company’s then-issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert; provided, however, that a change of control will not be deemed to occur if such acquisition is initiated by Participant or an entity in which Participant owns eighty percent (80%) or more of the total combined voting power of all classes of such entity’s securities, or if Participant or such entity is a member of the group of associated persons or entities acting in concert.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

FINGERHUT DIRECT MARKETING, INC.
By:
Its:

Participant

RESTRICTED STOCK AGREEMENT
FINGERHUT DIRECT MARKETING, INC.
2003 EQUITY INCENTIVE PLAN
(NON-EXECUTIVE)
     THIS AGREEMENT, made effective as of this ______ day of ____________ , 20__, by and between Fingerhut Direct Marketing, Inc., a Delaware corporation (the “Company”), and _________________________ (“Participant”).
W I T N E S S E T H:
     WHEREAS, Participant on the date hereof is a key employee or officer of the Company; and
     WHEREAS, the Company wishes to grant a restricted stock award to Participant for shares of the Company’s Common Stock pursuant to the Company’s 2003 Equity Incentive Plan (the “Plan”); and
     WHEREAS, the Administrator of the Plan has authorized the grant of a restricted stock award to Participant;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
     1. Grant of Restricted Stock Award. The Company hereby grants to Participant on the date set forth above a restricted stock award (the “Award”) for _____________________ ( ______ ) shares of Common Stock (the “Stock”) on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan. The Company shall cause to be issued a stock certificate representing such shares of Stock in Participant’s name, and shall deliver such certificate to Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in this Agreement and providing for the cancellation and return of such certificate if such shares of Common Stock are forfeited as provided in Section 2 below. Until such risks of forfeiture have lapsed or the shares subject to this Award have been forfeited pursuant to Section 2 below, Participant shall be entitled to vote the shares represented by such stock certificates and shall receive all dividends attributable to such shares, but Participant shall not have any other rights as a shareholder with respect to such shares.
     2. Vesting of Restricted Stock.
     a. The shares of Stock subject to this Award shall remain forfeitable until the vesting dates set forth below:

Vesting Date	Percentage of Shares

If Participant’s employment with the Company is terminated by the Company with “cause” or Participant voluntarily resigns or retires prior to the date on which all shares of Stock subject to this Award have vested, Participant shall immediately forfeit the unvested shares of Stock subject to this Award. If Participant’s employment is terminated by the Company without “cause” prior to the date on which all shares of Stock subject to this Award have vested, the risks of forfeiture shall immediately lapse for that number of shares of Stock that would have vested on the vesting date immediately following the date of Participant’s termination, and Participant shall immediately forfeit all remaining unvested shares of Stock.
     b. Solely for purposes of this Paragraph 2(b), “cause” shall mean (i) Participant charged with a felony or convicted of any criminal misdemeanor or more serious act; (ii) any intentional and/or willful act of fraud or dishonesty by Participant related to or connected with Participant’s employment by the Company or any of its Affiliates; (iii) the willful and/or continued failure, neglect or refusal by Participant to perform his or her employment duties with the Company or any of its Affiliates, (iv) a material violation of Participant’s or an Affiliate’s policies or codes of conduct; or (v) the willful and/or material breach by Participant of any agreement between Participant and the Company or any of its Affiliates, including but not limited to an employment agreement or a noncompetition agreement.
     3. Miscellaneous.
          a. Employment-at-Will. This Agreement shall not confer on Participant any right with respect to continuance of employment by the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate such employment. Participant’s employment relationship with the Company and its Affiliates shall be employment-at-will, and nothing in this Agreement shall be construed as creating an employment contract for any specified term between Participant and the Company or any Affiliate.
          b. Securities Law Compliance. Participant shall not transfer or otherwise dispose of the shares of Stock received pursuant to this Agreement until such time as counsel to the Company shall have determined that such transfer or other disposition will not violate any state or federal securities laws. Participant may be required by the Company, as a condition of the effectiveness of this restricted stock award, to agree in writing that all Stock subject to this Agreement shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for Participant’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Common Stock of the Company (through merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant’s rights with respect to the shares of Stock subject to this Agreement.
          d. Shares Reserved. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.
          e. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.
          f. 2003 Equity Incentive Plan. The Award evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Agreement. Except with respect to the lockup provisions contained in Section 3.3 of Exhibit A, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern.
          g. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines, in its sole discretion, that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall accelerate the vesting of this restricted stock award, provided that the Company gives Participant 15 days’ prior written notice of such acceleration. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.
          h. Accounting Compliance. Participant agrees that, if a merger, reorganization, liquidation or other “transaction” as defined in Section 12 of the Plan occurs, and Participant is an “affiliate” of the Company or any Affiliate (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.
          i. Additional Transfer Restrictions. Exhibit A attached hereto sets forth additional transfer restrictions applicable to the shares of Stock issued or issuable to Participant under this Agreement. Such Exhibit may be amended from time-to-time in the manner set forth therein.
          j. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(g) through 4(i) of this Agreement; provided, however, that failure to so endorse any of such certificates shall not render invalid or inapplicable Paragraph 4(i).
          k. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company, its Affiliates and its successors and assigns and Participant and any successor or successors of Participant permitted by this Agreement.
          l. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys’ fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.
     5. Change of Control. Notwithstanding anything in the Plan or this Agreement to the contrary, in the event of a “change of control,” all risks of forfeiture on the shares of Stock subject to this Award shall immediately lapse unless (i) Participant’s employment continues with the surviving entity, and (ii) the surviving entity assumes this Award or replaces this Award with a restricted stock award for an equivalent number of such entity’s voting securities and substantially similar terms, including but not limited to the vesting period set forth in Paragraph 2. If Participant’s employment with the Company or any Affiliate is terminated in connection with the change of control, or if Participant’s employment with the surviving entity is terminated without “cause” (as defined in Paragraph 2(b) above) within eighteen (18) months following the date of the change of control, all risks of forfeiture on the shares of Stock subject to this Award, or the replacement award, as the case may be, shall immediately lapse.

          For purposes of this Paragraph 5, a “change of control” means:
               a The consummation of any merger, consolidation, exchange, or reorganization to which the Company is a party if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such transaction have, immediately following the effective date of such transaction, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than twenty percent (20%) of the total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;
               b. The shareholders of the Company approve any plan or proposal for the liquidation of the Company;
               c. A sale, lease or other transfer of all or substantially all of the assets of the Company to any person or entity which is not an Affiliate of the Company; or
               d. The acquisition, without prior approval by resolution adopted by the Board, of direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Corporation representing, in the aggregate, eighty percent (80%) or more of the total combined voting power of all classes of the Company’s then-issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert; provided, however, that a change of control will not be deemed to occur if such acquisition is initiated by Participant or an entity in which Participant owns eighty percent (80%) or more of the total combined voting power of all classes of such entity’s securities, or if Participant or such entity is a member of the group of associated persons or entities acting in concert.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

FINGERHUT DIRECT MARKETING, INC.
By:
Its:

Participant